<Cation>                                                                     Exhibit 21

        UNITED PARCEL SERVICE OF AMERICA, INC. AND SUBSIDIARY COMPANIES
                          CORPORATE ORGANIZATION CHART

                               February 28, 1994


                                                              State of              Date of
Parent Company                                              Incorporation      Incorporation
- --------------                                              -------------      -------------

United Parcel Service of America, Inc.                      Delaware           May 9, 1930

         Wholly Owned Subsidiaries
         -------------------------

         United Parcel Service Co.                          Delaware           January 22, 1953
         United Parcel Service Deutschland Inc.             Delaware           September 10, 1980
         United Parcel Service General Services Co.         Delaware           November 4, 1957
         United Parcel Service, Inc.                        New York           June 27, 1930
         United Parcel Service, Inc.                        Ohio               March 19, 1934

         United Parcel Service, Inc. (Virginia)             Virginia           September 21, 1970
         UPS Customhouse Brokerage, Inc.                    Delaware           April 1, 1985
         UPS International General Services Co.             Delaware           August 12, 1988
         UPS International, Inc.                            Delaware           July 5, 1988
                 UPS International Forwarding, Inc.         Delaware           August 13, 1990
                 UPS of Ireland, Inc.                       Delaware           January 9, 1992
                 UPS of Argentina, Inc.                     Delaware           March 17, 1992
                 UPS of Brazil, Inc.                        Delaware           November 12, 1993
                 UPS of Portugal, Inc.                      Delaware           June 30, 1992
                 UPS of Norway, Inc.                        Delaware           September 25, 1992
                 United Parcel Service Espa#a Ltd.          Delaware           December 4, 1992
                 United Parcel Service Italia, S.R.L.       Delaware           January 11, 1993
         UPS Truck Leasing, Inc.                            Delaware           September 11, 1981

         UPS Worldwide Forwarding, Inc.                     Delaware           August 12, 1988
         UPS Worldwide Logistics, Inc.                      Delaware           December 18, 1992
         UPICO Corporation                                  Delaware           December 26, 1974
         Jet Fuel Service Co.                               Delaware           February 7, 1989
         Diversified Trimodal, Inc.                         Delaware           July 25, 1979

         Merchants Parcel Delivery                          Washington         April 5, 1909
         Texas United Parcel Service, Inc.                  Texas              March 16, 1951
         Trailer Conditioners, Inc.                         Delaware           March 22, 1982
         II Morrow, Inc.                                    Oregon             March 9, 1982
         Red Arrow Bonded Messenger Corporation             California         November 16, 1922


                                                              State of            Date of
         Wholly Owned Subsidiaries (cont.)                  Incorporation      Incorporation
         -------------------------                          -------------      -------------
         UPS Air Leasing, Inc.                              Delaware           October 12, 1989
         Roadnet Technologies, Inc.                         Delaware           May 12, 1986
         UPS Telecommunications, Inc.                       Delaware           April 25, 1990
         UPS Properties, Inc.                               Delaware           May 9, 1990
                 El Paso Distribution Center, Inc. (One)    Texas              September 17, 1990
                 El Paso Distribution Center, Inc. (Two)    Texas              September 17, 1990
                 Tri-State Distribution, Inc. (One)         Illinois           September 14, 1990
                 Tri-State Distribution, Inc. (Two)         Illinois           September 14, 1990
                 Tri-State Distribution, Inc. (Three)       Illinois           September 14, 1990
                 Tri-State Distribution, Inc. (Four)        Illinois           September 14, 1990
                 Tri-State Distribution, Inc. (Five)        Illinois           September 14, 1990
                 Vista Distribution Center, Inc. (One)      Nevada             September 14, 1990
                 Vista Distribution Center, Inc. (Two)      Nevada             September 14, 1990
                 Vista Distribution Center, Inc. (Three)    Nevada             September 14, 1990
                 Vista Distribution Center, Inc. (Four)     Nevada             September 14, 1990
                 Vista Distribution Center, Inc. (Five)     Nevada             September 14, 1990

         Adi Realty Company                                 Idaho              March 30, 1979
         Alko Corporation                                   Oklahoma           December 7, 1976
         Bardale Company                                    Illinois           July 1, 1965
         Basplaz Corporation                                Delaware           January 16, 1987
         Brastock Corporation                               Nebraska           April 15, 1974

         Brookind Corporation                               Illinois           January 26, 1970
         Buckroe Corporation                                Alabama            September 17, 1984
         Burdence Corporation                               Rhode Island       September 26, 1969
         Chasreal, Inc.                                     West Virginia      January 20, 1965
         Cleve Company                                      Ohio               December 19, 1958

         Cova Corporation                                   Virginia           March 13, 1978
         Dakkel Corporation                                 South Dakota       February 11, 1971
         Dalho Corporation                                  Texas              January 29, 1970
         Darico, Inc.                                       Connecticut        May 26, 1969
         Daven Corporation                                  Iowa               June 14, 1976

         Deerfield Corporation                              Illinois           June 20, 1986
         Denado Corporation                                 Colorado           March 1, 1971
         Dullesport Corporation                             Virginia           September 2, 1987
         Edison Corporation                                 New Jersey         April 21, 1970
         Elsil Corporation                                  Illinois           July 3, 1986

         Evind Corporation                                  Indiana            November 6, 1969
         Fardak Corporation                                 North Dakota       February 11, 1971
         Galanta Company                                    Georgia            July 15, 1968
         Kylou, Inc.                                        Kentucky           May 24, 1982
         Labar Corporation                                  Louisiana          October 12, 1983


                                                     State of            Date of
         Wholly Owned Subsidiaries (cont.)         Incorporation      Incorporation
         -------------------------                 -------------      -------------
         Lakefair Corporation                      Virginia           September 1, 1987
         Mascester Company, Inc.                   Massachusetts      June 13, 1969
         Masreal Company, Inc.                     Massachusetts      November 8, 1962
         Mexalb Corporation                        New Mexico         September 15, 1975
         Minneagen Real Estate Company             Minnesota          January 28, 1985

         Missjack Company                          Mississippi        January 4, 1971
         Montbill Corporation                      Montana            July 22, 1976
         Moroc Corporation                         Missouri           October 16, 1972
         Newbany Corporation                       New York           September 23, 1969
         Nubee, Inc.                               New York           December 9, 1943

         Oshcon Corporation                        Wisconsin          April 16, 1974
         Parkprop, Inc.                            Kansas             March 7, 1989
         Penallen Corporation                      Pennsylvania       July 7, 1969
         Ralcar Corporation                        North Carolina     April 20, 1970
         Rockapar Corporation                      Arkansas           April 30, 1973

         Royoak, Incorporated                      Michigan           July 10, 1969
         Sallad Corporation                        Texas              February 26, 1982
         Saluta Corporation                        Utah               February 22, 1977
         Saskan Corporation                        Kansas             June 16, 1969
                 Kacika Corporation                Kansas             November 13, 1984
         Socol Company, Inc.                       South Carolina     July 2, 1969

         Solacal Company                           California         February 16, 1966
                 Lacalos Corporation               Nevada             January 29, 1986
         Sophil Company                            Pennsylvania       August 22, 1962
         South Seventh Corporation                 Washington         June 11, 1969
         Stadiana, Inc.                            Indiana            April 1, 1959
         Swanpor Corporation                       Oregon             May 13, 1970

         Temphis Corporation                       Tennessee          September 10, 1969
         Valacal Company                           California         July 7, 1966
         Verbal Corporation                        Maryland           September 18, 1969
         Verlas Corporation                        Nevada             March 24, 1971
         Willmanch Corporation                     New Hampshire      October 30, 1973

         Wycas Corporation                         Wyoming            June 10, 1976
         Wyld, Inc.                                Delaware           September 5, 1980


                             UNITED PARCEL SERVICE
                   INTERNATIONAL CORPORATE ORGANIZATION CHART
                               February 28, 1994

                           UPS               Date of
     Country           Subsidiary         Incorporation
   ------------  -----------------------  -------------
   ARGENTINA     UPS OF ARGENTINA, INC.,  17 Mar 1992
                 BUENOS AIRES BRANCH

   AUSTRALIA     UNITED PARCEL SERVICE    7 Dec 1990
                 PTY. LTD.

                 UPS PTY. LTD.            19 Jan 1990

   AUSTRIA       UNITED PARCEL SERVICE    2 Sep 1986
                 SPEDITIONSGESELLSCHAFT
                 m.b.H.

                 UPS TRANSPORT GmbH       5 Nov 1986

   BAHRAIN       UNITED PARCEL SERVICE    19 Feb 1983
                 (BAHRAIN) WLL

   BELGIUM       UNITED PARCEL SERVICE    22 Dec 1988
                 BELGIUM N.V.

   BERMUDA       UNITED PARCEL SERVICE    25 Jun 1985
                 (BERMUDA) LTD.

   BRAZIL        UPS DO BRASIL & CIA.

   CANADA        2855-8278 QUEBEC INC.    24 Apr 1991

                 724352 ONTARIO INC.      19 Jun 1987

                 UNITED PARCEL SERVICE    19 Sep 1974
                 CANADA LTD.

   CAYMAN        UNITED PARCEL SERVICE    5 Jun 1992
   ISLANDS       CAYMAN ISLANDS LIMITED

   DENMARK       UPS DENMARK A/S          1 Jan 1989

   FINLAND       UNITED PARCEL SERVICE    28 Jan 1987
                 FINLAND OY

   FRANCE        PROST-TRANSPORTS         13 Jan 1968

                 UNITED PARCEL SERVICE    20 Jun 1989
                 (FRANCE) S.A.

   *designates non-UPS

                             UNITED PARCEL SERVICE
                   INTERNATIONAL CORPORATE ORGANIZATION CHART
                               February 28, 1994

                           UPS               Date of
     Country           Subsidiary         Incorporation
   ------------  -----------------------  -------------
   GERMANY       PROST-TRANSPORTS S.A.    1989
                 SPEDITIONSGESELLSCHAFT
                 mbH

                 UNITED PARCEL SERVICE    16 Oct 1980
                 DEUTSCHLAND INC.

                 UPS AIR CARGO SERVICE    12 Jan 1988
                 GmbH

                 UPS                      25 Feb 1985
                 GRUNDSTUECKSVERWALTUNGS
                 GmbH

                 UPS TRANSPORT GmbH       5 Aug 1976

                 UPS TRANSPORT GmbH II    23 Jul 1990

                 UPS WORLDWIDE LOGISTICS  17 Aug 1993
                 GmbH

   HONG KONG     UPS PARCEL DELIVERY      6 Nov 1987
                 SERVICE LIMITED

   IRELAND       UNITED PARCEL SERVICE    25 Mar 1986
                 OF IRELAND LIMITED

   ITALY         UNITED PARCEL SERVICE    30 Jul 1986
                 ITALIA, S.R.L.

   JAPAN         UPS JAPAN LIMITED        14 Oct 1986

                 UPS YAMATO CO., LTD.     26 Dec 1986

   JERSEY        UNITED PARCEL SERVICE    23 Oct 1973
                 JERSEY LIMITED

   MALAYSIA      UNITED PARCEL SERVICE    17 Aug 1988
                 (M) SDN. BHD.

                 UNITED PARCEL SERVICE    2 Oct 1989
                 (TRANSPORT) SDN. BHD.




   *designates non-UPS

                             UNITED PARCEL SERVICE
                   INTERNATIONAL CORPORATE ORGANIZATION CHART
                               February 28, 1994

                           UPS               Date of
     Country           Subsidiary         Incorporation
   ------------  -----------------------  -------------
   MEXICO        UNITED PARCEL SERVICE    22 Nov 1989
                 DE MEXICO, S.A. DE C.V.

   NETHERLANDS   PACKAGE DELIVERY B.V.    19 Dec 1985

                 PROST-TRANSPORTS         20 Jul 1988
                 NEDERLAND B.V.

                 UNITED PARCEL SERVICE    11 Sep 1985
                 NEDERLAND B.V.

   NORWAY        UPS NORGE A/S            8 Aug 1986

                 UPS OF NORWAY, INC.,     25 Sep 1992
                 OSLO BRANCH

   PORTUGAL      UPS OF PORTUGAL, INC.,   30 Jun 1992
                 LISBON BRANCH

   SINGAPORE     UNITED PARCEL SERVICE    15 Jun 1988
                 SINGAPORE PTE LTD

   SOUTH KOREA   UNITED PARCEL SERVICE    3 Jan 1990
                 CO., KOREAN BRANCH

   SPAIN         SOCIEDAD INVERSORA       17 Nov 1988
                 SANRELMAN, S.A.

                 UNITED PARCEL SERVICE    1 Jan 1993
                 ESPANA LTD. Y COMPANIA,
                 S.R.C.

                 UPS SPAIN, S.L.          9 Mar 1988

   SWEDEN        UNITED PARCEL SERVICE    4 Apr 1986
                 SCANDINAVIA AB

                 UNITED PARCEL SERVICE    1 Jan 1966
                 SWEDEN AB

   SWITZERLAND   UNITED PARCEL SERVICE    28 Aug 1986
                 (SWITZERLAND)




   *designates non-UPS

                             UNITED PARCEL SERVICE
                   INTERNATIONAL CORPORATE ORGANIZATION CHART
                               February 28, 1994

                           UPS               Date of
     Country           Subsidiary         Incorporation
   ------------  -----------------------  -------------
   TAIWAN        UPS INTERNATIONAL,       5 Jul 1988
                 INC., TAIWAN BRANCH

   THAILAND      UPS PARCEL DELIVERY      28 Sep 1988
                 SERVICE LIMITED

   UNITED        ATEXCO (1991) LIMITED    6 Mar 1985
   KINGDOM

                 ATLASAIR LIMITED         24 Jul 1947

                 CARRYFAST LIMITED        4 Aug 1941

                 IML AIR SERVICES GROUP   11 Feb 1969
                 LIMITED

                 UNITED PARCEL SERVICE    28 Oct 1991
                 OF AMERICA

                 UPS (UK) LIMITED         2 Oct 1984

                 UPS LIMITED              24 Jul 1985

                 UPS OF AMERICA LIMITED   5 Mar 1985





   *designates non-UPS